Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Thomas Sandgaard, President, Chief Executive Officer and Treasurer, and Peter J. Leveton, Chief Financial Officer of Zynex Medical Holdings, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
the quarterly report on Form 10-QSB of Zynex Medical Holdings, Inc., for the period ended June 30, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Zynex Medical Holdings, Inc.

Dated November 20, 2006	/s/ Thomas Sandgaard
Thomas Sandgaard,
President, Chief Executive Officer and Treasurer

Dated November 20, 2006	/s/ Peter J. Leveton
Peter J. Leveton,
Chief Financial Officer